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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported)
                                February 6, 2008


                             LAYCOR VENTURES CORP.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


                                   333-103647
                            (Commission File Number)

                                      NONE
                      (IRS Employer Identification Number)


                         1128 Quebec Street, Suite 407
                          Vancouver, British Columbia
                                 Canada V6A 4E1
                    (Address of principal executive offices)



                                  604-689-1453
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
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Item 5.01         Changes in Control of Registrant.

(a) On February 6, 2008, a change in control of Laycor
Ventures Corp. (the "Company") occurred. Robert Wayne Morgan, the sole officer, director and majority holder (the "Selling Shareholder") of the Common Stock of the Company, sold four million, nine hundred, thirty-three thousand (4,933,000) shares to fifteen persons in a private transaction, thereby divesting the controlling interest of voting shares of the Company.

Information regarding the transaction is as follows:

         (1) The identity of the persons who acquired such control.

         Fifteen individual purchasers acquired the shares, none of whom acquired 5% or more of the total shares of Common Stock of the Company.

         (2) The date and a description of the transaction which resulted in the change in control.

         The closing of the purchase and sale of stock transaction occurred on February 6,2008. On the date of the closing, the Selling Shareholder owned 5,000,000 shares of Common Stock from a total of 8,011,500 shares outstanding. The percentage of outstanding shares owned by the Selling Shareholder on the date of the transaction was 62.41%. The Selling Shareholder sold 61.57% of the total shares outstanding and retained 67,000 shares, resulting in personal ownership of less than 1% of the Company's outstanding shares. Each individual purchaser entered into a separate Purchase and Sale Agreement with the Selling Shareholder.

         (3) The basis of the control, including the percentage of voting securities of the registrant now beneficially owned directly or indirectly by the persons(s) who acquired control.

         The Selling Shareholder owned 62.41% of all of the voting securities of the Company prior to the transaction. At the close of the transaction, the Selling Shareholder divested 61.57% of the total voting securities of the Company, resulting in Selling Shareholder's ownership of less than one percent of the voting securities. No individual purchaser acquired 5% or more of the voting control of the Company.

         (4) The amount of consideration used by such persons.

         The total consideration paid for the 4,933,000 shares was $50,000.

         (5) The sources of funds used by the persons.

         The individual purchasers used private funds for the purchase of the shares.

         (6) The identity of the person from whom control was assumed.

         The Selling Shareholder is Robert Wayne Morgan.

         (7) Any arrangements or understandings among members of both the former and new control groups and thier associates with respect to election of directors or other matters.

         None.

         (8) Information required if the registrant was a shell company as the term is defined in Rule 12b-2 under the Exchange Act (17CFR 240.12b-2).

         Not applicable.


(b) Furnish the information required by Item 403(c) of Regulation S-K (17 CFR 229.403(c)).


Changes in Control. Describe any arrangements, known to the registrant, including any pledge by any person or securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

         None.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


       LAYCOR VENTURES CORP.
       (Registrant)



       By:  /s/ Robert Wayne Morgan
            ---------------------------------
      Name:  Robert Wayne Morgan
      Title: President, Principal Executive Officer

Date: February 7, 2008